                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Under Rule 14a-12

                            USLIFE INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       n/a
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1)   Amount previously paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                            USLIFE Income Fund, Inc.
                               2929 Allen Parkway
                               Houston, TX 77019

                               September 25, 2001

Dear USLIFE Income Fund Shareholder:

     We are pleased to invite you to attend the 2001 Annual Meeting of Shareholders of USLIFE Income Fund, Inc. (the "Fund"), which will be held on Tuesday, October 30, 2001 at 2:00 p.m. local time, at Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019. The notice of the 2001 Annual Meeting and Fund's Proxy Statement accompany this letter.


     This year, in addition to voting on the election of three directors, shareholders are being asked to consider and approve a new investment advisory agreement between the Fund and its current investment adviser, The Variable Annuity Life Insurance Company ("VALIC").


     On August 29, 2001, American International Group, Inc. ("AIG") acquired American General Corporation, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG. Under the Investment Company Act of 1940, a change of control of an investment adviser results in the assignment of the advisory agreement and its automatic termination. Consequently, in order for the Fund to continue to employ VALIC as its investment adviser, it is necessary to enter into a new investment advisory agreement. The new investment advisory agreement has the same fees and terms as the current advisory agreement.

     Your vote at this year's Annual Meeting is very important. This is especially important because a shareholder holding 20.24% of the Fund's outstanding shares is soliciting proxies in opposition to the proposal to approve the new investment advisory agreement with VALIC. If the Board's recommendation to continue VALIC as the Fund's investment adviser does not receive the required vote, the Board intends to evaluate alternatives. VALIC will continue to serve as investment adviser to the Fund only for 150 days after the Merger. Even if you currently plan to attend the Annual Meeting in person, we ask you to sign, date and return the enclosed BLUE proxy card as promptly as possible. A postage paid return envelope is enclosed for your convenience.

     Alternatively, you may vote your shares by calling a specially designated telephone number (TOLL FREE 1-877-816-0835), by faxing your completed and signed proxy card (both front and back sides) to our proxy solicitor (1-212-440-9009) or via the Internet at http://proxy.georgeson.com. The telephone and Internet voting procedures are designed to authenticate your vote and to confirm that your voting instructions are followed. Specific instructions for shareholders of record who wish to use telephone, fax or Internet voting procedures are set forth on the enclosed BLUE proxy card.

     We appreciate your attention and ask you to send in your proxy now, by mail, by telephone, by fax or via the Internet. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Georgeson Shareholder, toll free at 1-800-223-2064.

                                            Sincerely,

                                            /s/ NORI L. GABERT
                                            Nori L. Gabert
                                            Vice President and Secretary

                            USLIFE INCOME FUND, INC.


                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 30, 2001

     An Annual Meeting of Shareholders of USLIFE Income Fund, Inc. (the "Fund") will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company, Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019, on Tuesday, October 30, 2001 at 2:00 p.m. local time for the following purposes:

     1. To elect three directors to hold office until their successors are elected and qualified.

     2. To approve a new investment advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with VALIC.

     3. To transact such other business as may properly come before the meeting.

     You will be entitled to vote at the meeting if you owned shares of the Fund at the close of business on August 2, 2001. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. SHAREHOLDERS OF RECORD MAY ALSO VOTE THEIR SHARES BY TELEPHONE, BY FAX OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED BLUE PROXY CARD. IF YOU ATTEND THE MEETING AND PREFER TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE MEETING WILL REVOKE ANY PROXY YOU MAY SUBMIT. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SEND IN YOUR BLUE PROXY CARD TODAY.

                                            By Order of the Board of Directors

                                            /s/ NORI L. GABERT
                                            Nori L. Gabert
                                            Secretary

September 25, 2001
2929 Allen Parkway
Houston, Texas 77019

                            USLIFE INCOME FUND, INC.
                               2929 ALLEN PARKWAY
                               HOUSTON, TX 77019

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of USLIFE Income Fund, Inc. (the "Fund") for use at the Annual Meeting of the Fund's shareholders on October 30, 2001, and at any adjournment or postponement thereof (the "Meeting"). The Meeting will be held in Meeting Room 1 of The Variable Annuity Life Insurance Company ("VALIC" or the "Adviser"), an indirect wholly owned subsidiary of American International Group, Inc., Plaza Level, The Woodson Tower, 2919 Allen Parkway, Houston, Texas 77019 on Tuesday, October 30, 2001, at 2:00 p.m. local time.

     The Fund's shareholders of record as of the close of business on August 2, 2001 (the "Record Date"), are entitled to notice of and to vote at the Meeting on the following proposals:

     1. To elect three directors to hold office until their successors are elected and qualified.

     2. To approve a new investment advisory agreement between VALIC and the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with VALIC.

     3. To transact such other business as may properly come before the Meeting.

     A COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND MAY BE OBTAINED WITHOUT CHARGE BY CALLING GEORGESON SHAREHOLDER TOLL FREE AT 1-800-223-2064.

     The Notice and Proxy Statement are being mailed to shareholders on or about September 25, 2001.

     Each full share outstanding on the Record Date is entitled to one vote with respect to each matter voted upon by the shareholders of the Fund. As of the Record Date, the Fund had 5,663,892 shares issued and outstanding.

     With respect to that portion of the proxy solicitation relating to the approval of the new investment advisory agreement (Proposal No. 2), American International Group, Inc. ("AIG"), or an affiliate thereof, will bear the costs associated with the Meeting, including the solicitation of proxies, and the Fund will bear those costs associated with the election of directors. On August 29, 2001, AIG acquired American General Corporation ("American General"), the parent company of VALIC (the "Merger"). Proxies may be solicited, without additional compensation, by directors, officers or employees of the Fund or VALIC, by mail, telephone, fax, telegram, in person or otherwise. The Fund has retained the services of Georgeson Shareholder to assist in the solicitation of proxies for a fee of $25,000 plus out-of-pocket expenses.

     The individuals named as proxies on the enclosed BLUE proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed. If you properly execute your BLUE proxy card and give no voting instructions, your shares will be voted FOR the approval of each of the proposals described in this Proxy Statement. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a later dated proxy, or subsequent Internet or telephone proxy, or by voting in person at the Meeting.

     A quorum, which is a majority of the Fund's issued and outstanding voting shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting or a quorum is present at the Meeting but sufficient votes to approve each of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to such proposals. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy whether or not a quorum is present. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for the proposals in favor of such an adjournment.

     If a shareholder participates in the Fund's Automatic Dividend Investment Plan ("Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present and will have the same effect as a vote against Proposal No. 2 but will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve Proposal No. 1.

     Your vote at this year's Annual Meeting is very important. This is especially important because a shareholder holding 20.24% of the Fund's outstanding shares is soliciting proxies in opposition to the proposal to approve the new investment advisory agreement with VALIC. If the Board's recommendation to continue VALIC as the Fund's investment adviser does not receive the required vote, the Board intends to evaluate alternatives. VALIC will continue to serve as investment adviser to the Fund only for 150 days after the Merger.

     YOUR VOTE AT THE MEETING IS ESPECIALLY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PROMPTLY. ALTERNATIVELY, SHAREHOLDERS OF RECORD MAY VOTE BY TELEPHONE, BY FAX OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY CARD.

     IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, only it can sign a BLUE proxy card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.

     If you have any questions or need assistance in voting your shares, please call the firm assisting the Fund in the solicitation of proxies:

                             GEORGESON SHAREHOLDER
                                17 STATE STREET
                            NEW YORK, NEW YORK 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

                    PROPOSAL 1: ELECTION OF THREE DIRECTORS

A. BACKGROUND INFORMATION

     The Board is divided into three classes of directors, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years, after the applicable election. This type of classification may prevent replacement of a majority of the Directors for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), Maryland law, and the Articles of Incorporation, as amended, and Bylaws of the Fund (the "Bylaws").

     If any of the nominees named below shall be unable or unwilling to stand for election, it is the intention of the persons named in the accompanying form of proxy to vote for the election of such other person or persons as shall be determined by the Board in accordance with its judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

     The following tables set forth certain information regarding each nominee and those directors whose current terms will not expire in 2001.

B. NOMINEE INFORMATION

                                                                                                EXPIRATION OF
NAME, BIRTH DATE AND            POSITIONS WITH FUND  BUSINESS EXPERIENCE DURING THE LAST FIVE  TERM IF ELECTED
ADDRESS                              AND TERM        YEARS AND OTHER DIRECTORSHIPS              AS A DIRECTOR
--------------------            -------------------  ----------------------------------------  ---------------
Dr. Judith L. Craven            Director since 1998  Retired Administrator. Director, Compaq        2004
10/06/45                                             Computer Corporation (1992-Present);
3212 Ewing Street                                    Director, A.G. Belo Corporation, a media
Houston, Texas 77004                                 company (1992-Present); Director, Sysco
                                                     Corporation, a food marketing and
                                                     distribution company (1996-Present);
                                                     Director, Luby's, Inc., a restaurant
                                                     chain (1998-Present); Director,
                                                     University of Texas Board of Regents
                                                     (2001-Present). Formerly, Director,
                                                     CypressTree Senior Floating Rate Fund,
                                                     Inc. (2000-2001); President, United Way
                                                     of the Texas Gulf Coast, a not for
                                                     profit organization (1992-1998);
                                                     Director, Houston Branch of the Federal
                                                     Reserve Bank of Dallas (1992-
                                                     2000).(1)(2)
Dr. Norman Hackerman            Director since 1997  Chairman -- Scientific Advisory Board          2004
03/02/12                                             for The Robert A. Welch Foundation
3 Woodstone Square                                   (1983-Present); Director, Electrosource,
Austin, Texas 78703                                  Inc. (develops, manufactures and markets
                                                     energy storage products); President
                                                     Emeritus, Rice University, Houston,
                                                     Texas (1985-Present).(1)
Ben H. Love                     Director since 1997  Retired. Formerly, Director, Mid-              2004
09/26/30                                             American Waste, Inc. (waste products)
4407 Eaton Circle                                    (1993-1997) and Chief Executive, Boy
Colleyville, Texas 76034                             Scouts of America (1985-1993).(1)(2)

C. OTHER DIRECTORS


NAME, BIRTH DATE AND            POSITIONS WITH FUND      BUSINESS EXPERIENCE DURING       EXPIRATION
ADDRESS                              AND TERM                THE LAST FIVE YEARS           OF TERM
--------------------            -------------------      --------------------------       ----------
Dr. Timothy J. Ebner            Director since 1998  Professor and Head, Department of       2003
07/15/49                                             Neuroscience, and Visscher Chair of
321 Church Street SE                                 Physiology, University of Minnesota
Minneapolis, Minnesota 55455                         (1999-Present). Formerly, Director,
                                                     Graduate Program in Neuroscience,
                                                     University of Minnesota
                                                     (1995-1999); Professor of
                                                     Neurosurgery, University of
                                                     Minnesota (1980-1999); Consultant
                                                     to EMPI Inc. (manufacturer of
                                                     medical products) (1994-1995); and
                                                     Medtronic Inc. (manufacturer of
                                                     medical products)
                                                     (1997-1998).(1)(2)
Judge Gustavo E. Gonzales, Jr.  Director since 1998  Municipal Court Judge Dallas, Texas     2002
07/27/40                                             (1995-Present). Formerly, private
2014 Main, Suite 210                                 attorney (litigation) (1980-1995);
Dallas, Texas 75201                                  and Director, Downtown Dallas YMCA
                                                     Board (1996-2000) and Dallas Easter
                                                     Seals (1997-2000).(1)(2)
Dr. John Wm. Lancaster          Director since 1997  Pastor Emeritus and Director of         2003
12/15/23                                             Planned Giving, First Presbyterian
4624 Braeburn                                        Church, Houston, Texas
Bellaire, Texas 77401                                (1997-Present).(1)
Dr. John E. Maupin, Jr.         Director since 1998  President, Meharry Medical College,     2003
10/28/46                                             Nashville, Tennessee
1005 DB Todd Building                                (1994-Present); Nashville Advisory
Nashville, Tennessee 37208                           Board Member; Director, Monarch
                                                     Dental Corporation (1997-Present);
                                                     and Pinnacle Financial Partners,
                                                     Inc. (2000-Present). Formerly,
                                                     Director, LifePoint Hospitals, Inc.
                                                     (1998-1999).(1)(2)
Dr. F. Robert Paulsen           Director since 1997  Dean and Professor Emeritus,            2002
07/05/22                                             University of Arizona, Tucson,
2801 North Indian Ruins                              Arizona (1983-Present).(1)
Tucson, Arizona 85715


---------------

(1) A Director or Trustee of 37 investment companies associated with American General and for which VALIC serves as the investment adviser.

(2) A Director or Trustee of 25 investment companies associated with American General and for which an affiliate of VALIC serves as investment adviser.

D. SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is required to identify any director or officer who failed to timely file forms with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange reporting his or her affiliation with the Fund, and ownership and changes in ownership of the Fund's shares.

     Each such person is required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, each such person complied with the reporting requirements, except that the following officers of the Fund or the Adviser filed a Form 3 late: Evelyn M. Curran, Steven Guterman and Gregory R. Kingston.

E. BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     The Board has appointed an Audit Committee and a Nominating Committee, but has not appointed a Compensation Committee.

     Shareholders may submit written recommendations to the Board regarding nominees for director, although the Board expects to be able to identify an ample number of qualified candidates. Any such recommendations will be referred to the Nominating Committee for consideration.

     The Nominating Committee currently consists of the following independent directors who are not interested persons of the Fund ("Independent Director"):
Mr. Love (Chairman), Dr. Craven, Judge Gonzales and Dr. Hackerman.

     During the fiscal year ended June 30, 2001, the Board met five times at special and regularly scheduled meetings. During the fiscal year ended June 30, 2001, the Audit Committee met two times and the Nominating Committee met two times. During the last fiscal year of the Fund, all incumbent members of the Board, except for Dr. Paulsen, attended at least 75% of the aggregate meetings of the Board and its committees on which they serve.

F. AUDIT COMMITTEE REPORT

     The duties and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to the Proxy Statement. The Audit Committee's Charter was renewed by the Board of Directors on April 17, 2001.

     The Audit Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP ("E&Y"), the Fund's independent auditors and (b) discussed certain matters required to be discussed by the Statements on Auditing Standards No. 61 with E&Y.

     At its meeting held on August 27, 2001, the Audit Committee reviewed and discussed the audit of the Fund's financial statements with Fund management and the independent auditors. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund's Annual Report, the Audit Committee would have been notified by Fund management or the independent auditors. The Audit Committee received no such notifications. Based on its review and discussions with the independent auditors, the Audit Committee recommended to the Board that the Fund's audited financial statements for the fiscal year ended June 30, 2001 should be included in the Fund's Annual Report to shareholders.

     The Audit Committee currently consists of the following Independent
Directors: Dr. Lancaster (Chairman), Dr. Hackerman, Dr. Maupin, Dr. Paulsen and Mr. Love. Each of the members of the Audit Committee meets the definition of "independent" according to the New York Stock Exchange's listing standards.

     SELECTION OF INDEPENDENT AUDITORS. The 1940 Act requires that the Fund's independent auditors be selected by a majority of the Independent Directors (previously defined) of the Fund. One of the purposes of the Audit Committee is to recommend to the Fund's Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on July 16-17, 2001, the Audit Committee recommended and the Fund's Board, including all the Independent Directors of the Fund, approved the selection of E&Y as independent auditors for the fiscal year ending June 30, 2002.


     E&Y has no direct or material indirect financial interest in the Fund. Representatives of E&Y will be present at the Meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.


     AUDIT FEES. For the fiscal year ended June 30, 2001, E&Y billed the Fund $23,000 for services rendered for the audit of the Fund's annual financial statements.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. E&Y was not engaged by the Fund, its investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides services to the Fund, to provide financial information systems design or implementation services.

     ALL OTHER FEES. The aggregate fees billed for all other services by E&Y and paid by the Fund, the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund was $848,000, consisting of $4,325 for tax compliance services and $843,675 for audit related services to the Adviser. Audit related services include fees relating to the audit of the Fund's Adviser, the separate entity regulatory audits of the Adviser's subsidiaries, review of SEC registration statements and issuance of a SAS 70 Report (Reports on the Processing of Transactions by Service Organizations). The Audit Committee has considered whether the provision of non-audit services provided by E&Y were compatible with maintaining the independence of E&Y and concluded they were.

G. EXECUTIVE COMPENSATION

     Members of the Board receive an annual retainer of $2,000, $1,000 for each Board meeting attended in person and $250 for each Board meeting conducted by telephone. Audit Committee and Nominating Committee members receive an additional $250 for each committee meeting attended. Committee chairs receive an additional $375 for each committee meeting chaired. Directors who are officers of the Fund are not compensated for their service on the Board.


     In the fiscal year ended June 30, 2001, the aggregate cash compensation earned by all Directors and the three highest-paid officers of the Fund, exclusive of fees paid for the services of the Secretary and Treasurer, was $50,266.

                               COMPENSATION TABLE

                                                             PENSION OR RETIREMENT   TOTAL COMPENSATION
                                               AGGREGATE      BENEFITS ACCRUED AS      FROM FUND AND
                                              COMPENSATION       PART OF FUND        FUND COMPLEX PAID
NAME OF PERSON, POSITION                       FROM FUND           EXPENSES           TO DIRECTORS(3)
------------------------                      ------------   ---------------------   ------------------
Kent E. Barrett, Director(1)................     $    0               $0                  $     0
Dr. Judith L. Craven, Director..............      6,313                0                   66,000
Dr. Timothy J. Ebner, Director..............      6,500                0                   61,385
Judge Gustavo E. Gonzales, Jr., Director....      6,563                0                   63,318
Dr. Norman Hackerman, Director..............      6,605                0                   44,850
Alice T. Kane, Chairman(2)..................          0                0                        0
Dr. John Wm. Lancaster, Director............      6,563                0                   44,600
Ben H. Love, Director.......................      6,658                0                   67,000
Dr. John E. Maupin, Jr., Director...........      5,532                0                   63,000
Dr. F. Robert Paulsen, Director.............      5,532                0                   40,950

---------------

(1) Mr. Barrett, who resigned as Director and Executive Vice President August 31, 2001, was an affiliated person of VALIC and was not eligible for compensation or retirement benefits from the Fund.

(2) Ms. Kane, who resigned as Chairman of the Board and President of the Fund August 31, 2001, was an affiliated person of VALIC and was not eligible for compensation or retirement benefits from the Fund.

(3) The Fund is part of a fund complex consisting of 37 investment companies.

H. EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

     The following table sets forth certain information concerning the executive officers of the Fund other than those officers previously named as nominees or directors above.


                                       POSITION(S) WITH                      BUSINESS EXPERIENCE
NAME AND DATE OF BIRTH                  FUND AND TERM                      DURING THE LAST 5 YEARS
----------------------                 ----------------                    -----------------------
Evelyn M. Curran              Vice President since 2001           Vice President, American General Fund
06/04/65                                                          Group (1999-Present). Formerly, Senior
                                                                  Attorney, American General (1997-1999);
                                                                  Senior Attorney, Western National Life
                                                                  Insurance Company (1994-1997).
Nori L. Gabert                Secretary since 2000 and Vice       Senior Counsel, American General
08/15/53                      President since 1998                Financial Group (1997-Present); Vice
                                                                  President and Secretary of NAFV I and
                                                                  NAFV II (2000-Present). Formerly, Vice
                                                                  President and Assistant Secretary of NAFV
                                                                  I (1997-2000); Vice President and
                                                                  Assistant Secretary of NAFV II
                                                                  (1998-2000); Of Counsel, Winstead
                                                                  Sechrest & Minick P.C. (1997); Vice
                                                                  President and Associate General Counsel
                                                                  of VanKampen, Inc. (1981-1996).

                                       POSITION(S) WITH                      BUSINESS EXPERIENCE
NAME AND DATE OF BIRTH                  FUND AND TERM                      DURING THE LAST 5 YEARS
----------------------                 ----------------                    -----------------------
Steven Guterman               Vice President and Senior           Executive Vice President, Head of
08/07/53                      Investment Officer since 1999       Institutional Asset Management, AGIM
                                                                  (1998-Present). Formerly, Managing
                                                                  Director and Head of U.S. Fixed Income
                                                                  Portfolio Management, Salomon Brothers
                                                                  Asset Management (1990-1998).
Gregory R. Kingston           Treasurer since 2000 and Assistant  Vice President, Fund Accounting, AGIM
01/18/66                      Treasurer since 1999                (1999-Present). Formerly, Assistant
                                                                  Treasurer, First Investor Management
                                                                  Company (1994-1999).
Todd L. Spillane              Chief Compliance Officer since      Chief Compliance Officer, AGIM
12/20/58                      2000                                (1999-Present). Formerly, Chief
                                                                  Compliance Officer, Nicholas Applegate
                                                                  Capital Management (1994-1999).


     The business address of each officer, other than Mr. Guterman, is 2929 Allen Parkway, Houston, Texas 77019. Mr. Guterman's business address is 390 Park Avenue, New York, New York 10022.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF THE FUND'S NOMINEES TO THE BOARD.

           PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

THE MERGER AND THE NEW INVESTMENT ADVISORY AGREEMENT

  BOARD CONSIDERATIONS

     On August 29, 2001, AIG acquired American General, the parent company of VALIC (the "Merger"). As a result of the Merger, VALIC became a subsidiary of AIG.

     AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.


     Under the 1940 Act, an investment advisory contract must provide for automatic termination upon its assignment. "Assignment" is defined in the 1940 Act to include a change of control of the investment adviser. Generally, under the 1940 Act, any person who owns, directly or indirectly, more than 25% of the voting securities of a company is presumed to control such company. The consummation of the Merger constituted an assignment of the investment advisory agreement between the Fund and VALIC (the "Previous Advisory Agreement"), and resulted in the termination of the Previous Advisory Agreement as of the Merger.


     At a meeting of the Board held on July 16-17, 2001, the Board (including all of the Independent Directors), unanimously approved an interim advisory agreement (the "Interim Advisory Agreement") between the Fund and VALIC, which became effective as of the Merger. The Interim Advisory Agreement was approved by the Board pursuant to Rule 15a-4 under the 1940 Act, to ensure the uninterrupted receipt by the Fund of investment advisory services during the period between the Merger and the Meeting. This Rule, under certain circumstances, allows interim advisory agreements to take effect, and to remain in effect for up to 150 days, without receiving prior shareholder approval, as long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement that had been approved by the shareholders and certain other contractual provisions are included in the interim agreement. The Interim Advisory Agreement requires all advisory fees earned by VALIC to be escrowed pending shareholder approval of the new investment advisory agreement between the Fund and VALIC (the "New Advisory Agreement"). If the New Advisory Agreement is not approved, VALIC will be entitled to receive from escrow the lesser of any costs incurred in performing the Interim Advisory Agreement (plus interest earned on the amount while in escrow), or the total amount in the escrow account (plus interest earned). The Interim Advisory Agreement will terminate on the earlier of the effective date of the New Advisory Agreement or 150 days after the Merger.

     Pursuant to the terms of the Interim Advisory Agreement, VALIC is responsible for the management of the investment portfolio of the Fund and for providing certain administrative services to the Fund. The terms of the Interim Advisory Agreement are the same as those of the Previous Advisory Agreement. The Interim Advisory Agreement differs from the Previous Advisory Agreement only with respect to the effective date, the term, and the escrow provisions relating to VALIC's fees (as described above). Under the 1940 Act, VALIC may continue to serve as the investment adviser for the Fund beyond an interim period of 150 days after the Merger only if shareholders of the Fund approve the New Advisory Agreement. Consequently, the Board, including all Independent Directors, unanimously approved, and recommended shareholder approval, of the New Advisory Agreement. The New Advisory Agreement, if approved by shareholders, would take effect immediately upon such approval. The terms of the New Advisory Agreement, including advisory fees, are the same in all material respects as those of the Previous Advisory Agreement, except for the effective date and termination date.

     In connection with its approval of the New Advisory Agreement, the Board considered that the Merger did not involve any changes in the overall form of the advisory contract, the advisory fees, or any of the Fund's objectives or policies. As part of their deliberations, the Board took into account the following, among other factors: the nature and quality of the services provided or reasonably anticipated to be provided and the results achieved or reasonably anticipated to be achieved by VALIC; the amount and structure of investment advisers' fees generally and the fees payable under the New Advisory Agreement; the financial strength of AIG; the management, personnel and operations of AIG; the commitment of AIG to the financial services industry; and the terms of the Merger.

     The Board also considered that the terms of the New Advisory Agreement are the same in all material respects as those of the Previous Advisory Agreement, and that the New Advisory Agreement is essentially a continuation of the Previous Advisory Agreement. The Board, including all of the Independent Directors, determined that the terms of the New Advisory Agreement are fair and reasonable and that the approval of the New Advisory Agreement is necessary and in the best interests of the Fund and its shareholders to ensure the continued receipt of the same quality of services as is currently provided.


     A description of the New Advisory Agreement and the services to be provided by VALIC is set forth below in the section entitled "Description of the New Advisory Agreement. Additional information about VALIC is set forth below in the section entitled "Information About VALIC." Additional information about AIG is set forth below in the section entitled "Information About AIG."


Section 15(f) OF THE 1940 ACT

     Section 15(f) of the 1940 Act provides that an investment adviser (such as VALIC) to a registered investment company, and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company are Independent Directors (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and
(2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto. Consistent with the first condition of Section 15(f), AIG advised the Board that for a period of three years after the Merger, it will not take or recommend any action that would cause more than 25% of the Fund's Directors to be interested persons of VALIC. With respect to the second condition of Section 15(f), an "unfair burden" on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services. AIG advised the Board that it will not take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).


INFORMATION ABOUT VALIC



     VALIC is a stock life insurance company and became the Fund's Adviser on September 24, 1997. VALIC is wholly owned by American General Life Insurance Company, which is itself a wholly owned subsidiary of AGC Life Insurance Company, a wholly owned subsidiary of American General. As a result of the Merger, American General became a wholly owned subsidiary of AIG. VALIC, American General, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019. AIG is located at 70 Pine Street, New York, New York, 10270.

     The following chart lists the principal executive officer and directors of VALIC, and their principal occupations, if different from their positions with VALIC. The business address of each officer, other than Ms. Campbell, is 2929 Allen Parkway, Houston, Texas 77019.



NAME                       ADDRESS           POSITION WITH VALIC        PRINCIPAL OCCUPATION
----                       -------           -------------------        --------------------
John A. Graf                               Director/Chairman,        Senior Vice Chairman,
                                           Chief Executive Officer   Asset Accumulation,
                                                                     American General
Bruce R. Abrams                            Director                  President, American
                                                                     General Annuity Insurance
                                                                     Company
M. Kathleen Adamson                        Director and Executive    Executive Vice President,
                                           Vice President,           Operations Administration,
                                           Operations                American General Annuity
                                           Administration            Insurance Company
Michael J. Akers                           Director, Senior Vice     Senior Vice President and
                                           President and Chief       Chief Actuary, American
                                           Actuary                   General Annuity Insurance
                                                                     Company
Rebecca G. Campbell  2919 Allen Parkway    Director and Senior       Senior Vice President,
                     Houston, Texas 77019  Vice President, Human     Human Resources, American
                                           Resources                 General Annuity Insurance
                                                                     Company
Mary L. Cavanaugh                          Director, Executive       Deputy General Counsel and
                                           Vice President, General   Assistant Secretary,
                                           Counsel and Secretary     American General
Robert P. Condon                           Director and President    President, VALIC



     VALIC currently acts as investment adviser to the following mutual funds that have similar investment objectives to the Fund:



                                                                             NET ASSETS
                                                           ANNUAL RATE OF       AS OF
FUND                                                        COMPENSATION    JULY 31, 2001
----                                                       --------------   -------------
North American -- AG Capital Conservation Fund...........      0.50%        $ 59,309,818
North American -- AG Government Securities Fund..........      0.50%         120,737,561
North American -- AG International Government Bond
  Fund...................................................      0.50%          99,061,138



INFORMATION ABOUT AIG



     AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management. AIG's general insurance subsidiaries are multiple line companies writing substantially all lines of property and casualty insurance. One or more of these companies is licensed to write substantially all of these lines in all states of the United States and in approximately 70 foreign countries. AIG's life insurance subsidiaries offer a wide range of traditional insurance and financial and investment products. One or more of these subsidiaries is licensed to write life insurance in all states in the United States and in over 70 foreign countries. AIG's financial services subsidiaries engage in diversified financial products and services including aircraft, consumer and premium financing, and banking services. AIG's asset management operations offer a wide variety of investment vehicles and services, including variable annuities, mutual funds, and investment asset management. AIG is a publicly traded company.


DESCRIPTION OF THE NEW ADVISORY AGREEMENT

     Under the New Advisory Agreement, VALIC will provide an investment program for the Fund and will be responsible for the investment and reinvestment of the Fund's assets, including maintaining a trading desk to place all orders for the purchase and sale of portfolio securities. Under the New Advisory Agreement, VALIC, at its own expense, will perform research, statistical analysis and continuous supervision of the Fund's investment portfolio and furnish office space, equipment and personnel for managing the day-to-day operations of the Fund. Under the New Advisory Agreement, VALIC will use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with the portfolio transactions of the Fund. VALIC will remit promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with any of the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments.


     In accordance with the New Advisory Agreement, VALIC will bear the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of VALIC. However, the Fund will reimburse VALIC for administrative services performed on behalf of the Fund, in an aggregate amount of up to $50,000 per year.


     As compensation for VALIC's services under the New Advisory Agreement, the Fund will pay VALIC, each month, an amount equal to: (i) 0.04167% of the net asset value of the Fund less net investment income for such month as of the close of business on the last business day of the month (.50% on an annual basis); plus (ii) 2.5% of the sum of (a) the Fund's dividend and interest income; minus (b) interest on borrowed funds during such month. In the event that fees payable to VALIC under the New Advisory Agreement, excluding interest, taxes, brokerage fees and extraordinary expenses, in any fiscal year exceed expense limitations imposed by a state securities administrator, VALIC agrees to reimburse the Fund any such extra amount. Advisory fees are payable as soon as practicable after the last day of each month. This fee rate under the New Advisory Agreement is the same as that under the Previous Advisory Agreement. For the Fund's fiscal year ended June 30, 2001, the Fund paid VALIC advisory fees in the amount of $349,267.

     The New Advisory Agreement provides that VALIC shall not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the New Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties by VALIC. By its terms, the New Advisory Agreement terminates automatically unless its continuance after an initial one-year term is approved annually (i) by the vote of a majority of the Independent Directors or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement is terminable without penalty, by either party on not more than 60 nor less than 30 days' written notice. Termination has to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund.

     If the New Advisory Agreement is not approved by shareholders at the Meeting, the Board intends to evaluate alternatives. VALIC will continue to serve as investment adviser to the Fund only for 150 days after the Merger.

     The Previous Advisory Agreement was initially approved by the Fund's shareholders on September 24, 1997. The Board, including Independent Directors, most recently unanimously approved the continuance of the Previous Advisory Agreement on July 17, 2001.

REQUIRED VOTE FOR PROPOSAL NO. 2

     Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, as defined in the 1940 Act, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

                           INFORMATION ABOUT THE FUND

A. STRUCTURE AND INVESTMENT OBJECTIVES

     The Fund is a closed-end, diversified management investment company organized as a Maryland corporation on October 17, 1972. The Fund's shares are listed for trading on The New York Stock Exchange.

     The Fund's fundamental investment objective is to provide a high level of current income for its shareholders. In pursuing its objective, the Fund invests at least 50% of its total assets in straight debt securities which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., or which are unrated but considered by the Fund's management to be of comparable quality. The balance of the Fund's assets are invested in other fixed income securities, including straight and convertible debt securities, preferred stock and other securities with equity features. Of the Fund's total assets, up to 30% may be invested in privately placed securities which are not readily marketable. The Fund may not invest more than 20% of its net assets in foreign securities. The Fund may also borrow money to obtain investment leverage. The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending upon a number of factors, including yields, market supplies and economic outlook. As of June 30, 2001, approximately 57.5% of the Fund's assets were invested in fixed income securities rated investment grade or considered by VALIC to be of comparable quality, and 42.5% in below investment grade securities.

B. CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company ("State Street") serves as custodian for the Fund's portfolio, and Mellon Investor Services ("Mellon") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110, and the principal business address of Mellon is 85 Challenger Road, Overpark Center, Ridgefield Park, New Jersey, 07660.

C. OTHER

     The Fund currently does not employ a principal underwriter or administrator.

D. SHARE OWNERSHIP

     As of the Record Date, no director or executive officer of the Fund owned, directly or beneficially, any Fund shares*. The persons who owned beneficially more than 5% of the outstanding shares of the Fund as of the Record Date are set forth below:

                                                               NUMBER OF SHARES
NAME AND ADDRESS                                                OF BENEFICIAL       PERCENT
OF BENEFICIAL OWNER                                               OWNERSHIP          OWNED
-------------------                                            ----------------     -------
Ernest Horejsi Trust                                              1,146,600          20.24%
No. 1B**
122 South Phillips Avenue
Suite 220
Sioux Falls, South Dakota 57104


---------------

 * The current directors, nominees and officers of the Fund, as a group, as of the Record Date, beneficially own less than 1% of the common stock of the Fund.

** Based on information set forth in a Form 4 dated August 6, 2001, filed with the SEC by Ernest Horejsi Trust No. 1B (the "Horejsi Trust") showing beneficial ownership of shares as of July 31, 2001. The Trustees of the Horejsi Trust are Badlands Trust Company, Susan Ciciora and Larry Dunlap.


E. BROKERAGE AND RESEARCH SERVICES

     It is not anticipated that the Fund will pay significant brokerage commissions, since the Fund typically purchases its portfolio securities in principal transactions. However, on occasion it may be necessary or desirable to purchase or sell a security through a broker on an agency basis. Agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     When VALIC places orders for the purchase and sale of portfolio securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, VALIC will seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, VALIC considers all factors deemed relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transactions taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, VALIC may receive research, statistical and quotation services from the broker-dealers with which the Fund's portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to VALIC in advising its other clients, although not all of these services are necessarily useful and of value in advising the Fund. The advisory fees paid by the Fund are not reduced because VALIC receives such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), under the New Advisory Agreement, VALIC may cause the Fund to pay a broker-dealer that provides "brokerage and research services" to VALIC an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged. The authority of VALIC to cause the Fund to pay any such greater commission is subject to such policies as the Board may adopt from time to time.

     During the fiscal year ended June 30, 2001, the Fund did not pay any brokerage commissions to any broker then affiliated with VALIC.

                              GENERAL INFORMATION

OTHER MATTERS

     No business other than to consider and vote upon the proposals set forth in this Proxy Statement will be transacted at the Meeting except for possible adjournments thereof. If any other matter should properly come before the Meeting, it is intended that discretionary authority to vote the proxies shall be exercised in respect thereof in accordance with the best judgment of the proxy holders.

SHAREHOLDER PROPOSALS -- 2002 ANNUAL MEETING

     Shareholder proposals intended for inclusion in the Fund's proxy statement in connection with the Fund's 2002 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund's principal executive offices by May 28, 2002. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than August 1, 2002. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Fund at 2929 Allen Parkway, Houston, Texas 77019.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, SHAREHOLDERS OF RECORD MAY VOTE BY TELEPHONE, BY FAX OR VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED BLUE PROXY CARD.

                                            By Order of the Board of Directors

                                            /s/ NORI L. GABERT

                                            Nori L. Gabert
                                            Secretary

September 25, 2001

                                   IMPORTANT

     If your shares are held in your own name, please sign, date and return the enclosed BLUE proxy card today. You may also vote your shares by telephone or via the Internet by following the instructions that appear on the enclosed BLUE proxy card. If your shares are held in "Street-Name," only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please return the enclosed BLUE proxy card to your broker or bank and contact the person responsible for your account to ensure that a BLUE proxy card is voted on your behalf.

     If you have any questions or need assistance in voting your shares, please call the firm assisting the Fund in the solicitation of proxies:

                             GEORGESON SHAREHOLDER
                                17 STATE STREET
                            NEW YORK, NEW YORK 10004
                 BANKS AND BROKERS CALL COLLECT: (212) 440-9800
                   ALL OTHERS CALL TOLL FREE: 1-800-223-2064

                                                                      APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE

                            USLIFE INCOME FUND, INC.

                                   MEMBERSHIP

     The Board of Trustees/Directors, acting by resolution adopted by a majority of the full Board, shall elect from among its members an audit committee of not fewer than three (3) nor more than ten (10) members, each of whom shall be a trustee/director who is not an interested person (as defined by the Investment Company Act of 1940). No member will have a relationship with any American General registered investment company, American General Corporation, or any affiliates that, in the opinion of the Board of Trustees/Directors, would interfere with the exercise of independent judgment as a committee member. The chairman of the committee shall be elected by a majority of the full Board of Trustees/Directors at the time the committee is elected or at such time as it becomes necessary to elect a new chairman because of the chairman's death, resignation or removal. Each member of the committee shall be financially literate, or shall undertake to become financially literate within a reasonable period of time after being elected to the committee, and at least one member shall have accounting or related financial management expertise, as these qualifications are determined in the opinion of the Board of Trustees/Directors.

                                    PROCESS

     The audit committee shall meet at such times and places as may be fixed by the committee, or on the call of its chairman, at such times and places as may be designated in the call of such meetings. The committee shall also meet promptly upon the request of a registered investment company's outside auditors. The committee shall maintain a record of its proceedings and shall report to the Board of Trustees/Directors a summary of its activities not less frequently than twice each fiscal year, along with such recommendations as the committee deems appropriate.

                                RESPONSIBILITIES

     The audit committee shall have the following powers and duties:

          (a) subject to confirmation by the Board of Trustees/Directors, to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement);

          (b) to make clear to the outside auditors that the outside auditors are ultimately accountable to the Board of Trustees/Directors and the audit committee;

          (c) to review at regular intervals audit arrangements for each registered investment company and the reports to be rendered;

          (d) to review in advance the plan and scope of the audit of each registered investment company to be performed by the outside auditors and the related estimate of fees, and to recommend such audit plan, scope, and fee estimate for board approval;

          (e) to review non-audit services and fees of each registered investment company's outside auditors, giving appropriate consideration to the possible effect on the auditors' independence of each non-audit service provided;

          (f) to ensure that the outside auditors submit to the committee at least annually a formal written statement delineating all relationships between the outside auditors and each registered investment company and American General Corporation and its affiliates, and to review with the outside auditors any disclosed relationships or services that may impact the objectivity and independence of the outside auditors for the purpose of recommending, as necessary, that the Board of Trustees/Directors take appropriate action to satisfy itself of the outside auditors' independence;

          (g) to review periodically with each registered investment company's outside auditors the accounting principles and policies of each registered investment company, including any matters required to be discussed by Statement on Auditing Standards No. 61, as it may be amended or supplemented;

          (h) to review periodically with each registered investment company's management, internal auditors, and independent auditors the adequacy and effectiveness of accounting and financial controls, including the investment company's system to monitor and manage business risk, and legal and ethical compliance programs, including compliance with the Investment Company Act of 1940 and qualification as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as the committee or the Board of Trustees/Directors may determine to be necessary or desirable;

          (i) to review periodically the coordination between each registered investment company's outside auditors and each registered investment company's internal audit staff, and to review with each registered investment company's outside auditors, upon completion of their audit, their findings and recommendations and the responses of management to such findings and recommendations;

          (j) to review and discuss with management each registered investment company's audited financial statements;

          (k) to recommend to the Board of Trustees/Directors that the audited financial statements presented to the audit committee be included in each registered investment company's annual report;

          (l) to conduct from time to time, or cause to be conducted, such investigations or inquiries relating to the committee's responsibilities, including accounting or audit matters, as the facts presented to the committee warrant and as the committee may deem necessary or appropriate in the interest of each registered investment company and its shareholders;

          (m) to confer with and direct the officers of each registered investment company to the extent necessary to exercise the committee's powers and to carry out its duties;

          (n) to meet with representatives of the outside auditors of each registered investment company and/or the internal audit staff of each registered investment company in the absence of management, whenever the committee deems such to be appropriate; and

          (o) to perform such additional duties as may be assigned to the committee by the Board of Trustees/Directors.

                            USLIFE INCOME FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Nori L. Gabert and Gregory R. Kingston as proxies, each with the power to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote all the shares of Common Stock of USLIFE Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on October 30, 2001, or any adjournment or postponement thereof.


                     THIS PROXY IS CONTINUED ON THE REVERSE.

             PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY

                                                            Please mark your
                                                            vote as indicated in
                                                            this example [X]
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" EACH OF PROPOSALS 1 AND 2.
--------------------------------------------------------------------------------

Proposal 1 - Election of the following three nominees  FOR        WITHHOLD
as Directors: Dr. Judith L. Craven, Dr. Norman         [ ]          [ ]
Hackerman and Ben H. Love

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES BY MARKING THE FOR BOX AND STRIKING OUT THE NAME OF ANY SUCH NOMINEE.

Proposal 2  -  Approval of new Investment Advisory
Agreement between The Variable Annuity Life Insurance  FOR   AGAINST  ABSTAIN
Company and the Fund                                   [ ]    [ ]       [ ]


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In addition, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1 AND 2.

Signature(s)                                            Dated:            , 2001
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NOTE: Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

INSTRUCTIONS FOR VOTING YOUR PROXY

USLIFE Income Fund, Inc. is now offering shareholders of record four alternative ways of voting their proxies:

o  BY TELEPHONE (using a touch-tone telephone)
o  BY FAX (using facsimile)
o  THROUGH THE INTERNET (using a browser)
o  BY MAIL (traditional method)

Your telephone, fax or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had mailed your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

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TELEPHONE VOTING
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Available only until 5:00 p.m. Eastern Daylight time October 29, 2001.

o On a touch tone telephone, call TOLL FREE 1-877-816-0835, 24 hours a day, 7 days a week
o  You will be asked to enter ONLY the Control Number shown below
o  Have your proxy card ready, then follow these instructions
o  Your vote will be confirmed and cast as you directed

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FAX VOTING
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o  Simply fax your completed and signed proxy card (both front and back sides)
   to 1-212-440-9009

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INTERNET VOTING
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Available only until 5:00 p.m. Eastern Daylight time on October 29, 2001.

o  Visit the Internet voting Website at http:\\proxy.georgeson.com
o Enter the COMPANY NUMBER AND CONTROL NUMBER shown below and follow the instructions on your screen
o  You will incur only your usual Internet charges

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VOTING BY MAIL
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o  Simply sign and date your proxy card and return it in the postage-paid envelope

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             COMPANY NUMBER                              CONTROL NUMBER
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                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE